SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2014

Date of Report

(Date of Earliest Event Reported)

LIVE BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

HARROGATE ACQUISITION CORPORATION

(Former Name of Registrant as Specified in its Charter)

Delaware	000-54827	46-1856279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4845 Pearl East Circle

Suite 101

Boulder, Colorado 80301

(Address of Principal Executive Offices)

(877) 278-5594

(Registrant’s Telephone Number)

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ITEM 2.01	Completion of Acquisition or Disposition of Assets

On February 10, 2014, Live Brands, Inc., a Delaware corporation (the “Company”), acquired Live Brands Inc, a Colorado corporation (“Live Brands Colorado”), in a merger in which Live Brands Colorado merged with and into the Company (the “Merger”). The purpose of the Merger was to facilitate and prepare the Company for a registration statement and/or public offering of securities.

The Merger was effected by the Company through the exchange of each of the outstanding shares of Live Brands Colorado for 9,030,000 shares of common stock of the Company. As a result, in the Merger, 9,030,000 shares of common stock of Live Brands Colorado were exchanged for, and converted into, 9,030,000 shares of common stock of the Company. All outstanding warrants and contingent interests of Live Brands Colorado were converted into warrants and contingent interests of the Company on the same exchange ratio basis as shares of common stock.

Live Brands Colorado was formed in July 2012 in the State of Colorado, and is a private company that was formerly known as GEM Brands Inc. Live Brands Colorado is a natural supplement company with a brand offering consumers natural health and wellness products. The products of Live Brands Colorado are designed to appeal to health-conscious consumers who seek an alternative to prescriptions, artificial ingredients, and preservatives that are used in many prescription drugs and over the counter supplements. Currently, Live Brands Colorado offers a product portfolio to help women naturally address issues such as menopause, stress and aging. The flagship product, Live Cool, is the first ever soft chew wellness supplement that helps relieve the symptoms of menopause for women.

As a result of the Merger, Live Brands Colorado became merged with and into the Company. The Company, as the surviving entity in the Merger, has taken over the operations and business plans of Live Brands Colorado. Hence, references herein below to the Company’s business and operations include that of Live Brands Colorado.

Company Mission

As a result of the Merger with Live Brands Colorado, the Company has adopted a new mission. The Company business mission is to provide refreshing great-tasting, high-quality, nutritional supplements that meet the lifestyle and life stage needs of women. By working with doctors, scientists, and the top manufacturers in the field, the Company has created a revolutionary product line that provides health and wellness supplements. The Company’s core product, Live Cool™, empowers women 35 years and older to enjoy better health as they live longer naturally while dealing with life’s conditions such as menopause.

In planning to grow its business, the Company plans to expend resources to understand consumers and develop products that address the desire for natural and healthy alternatives to conventional prescribed or over the counter solutions. The focus will be on developing proprietary natural therapeutic ingredients, founded on a natural product technology. The Company plans to operate in a socially responsible manner.

The Company’s core values that it strives to promote in its business are:

•	Trusted by consumers
•	Products that taste great and fit the lifestyle and life stage of consumers.
•	Natural ingredients with substantial clinical data for maximum efficacy.
•	Emphasis on quality.
•	Socially responsible business practices

Business

Prior to the Merger, the Company had no significant business, operations or plan. Accordingly, the business of the Company below is that of Live Brands Colorado, which merged with and into the Company in the Merger.

The Company’s business provides life sciences products designed and formulated to enhance the wellness of women. These products include providing wellness supplements in the form of soft chews and powders for various stages of a woman’s life. The Company believes that it differentiates its products from those products of its competitors by using robust and scientifically-proven nutritional ingredients and its focus on helping women live healthy lives naturally. The Company strives to provide refreshing delicious nutritional supplements that meet the lifestyle and life stage needs of women. By working with doctors, scientists, and the top manufacturers in the field, the Company has created a product line that provides viable efficacious health and wellness supplements for women.

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The Company’s current core product, Live Cool™, empowers women 35 years and older to enjoy better health as they live longer naturally while dealing with life’s conditions, such as menopause. Women in menopause may experience any of the 34 symptoms for 4–10 years. In order to feel relief, many women require continued daily treatment to alleviate their symptoms no matter what treatment option is employed. The Company has an established effective and proven treatment, using an efficient auto-replenishment program where customers receive a 30-day or 90-day supply Live Cool™ shipped automatically.

The Company’s current customers are individuals residing throughout the United States and Canada, with approximately 40% of customers being on an auto-replenishment program.

To date, virtually all sales of the Company’s products have been in North America. International interest has surfaced through social media campaigns in Europe and Australia. The Company plans to work with strategic partners and international distributors to develop an international operation.

Products

The Company is focused on developing a line of products that address various trends:

•	Growing demographic of menopausal women
•	Lack of sophisticated, safe, natural products in the market
•	Functional food and supplements category growth
•	Growing awareness in media related to the symptoms and lack of safe solutions for women.

Live Cool™ is currently the Company’s flagship product, and it is a health and wellness soft chew supplement that combines natural ingredients that are scientifically proven safe and effective for the reduction and relief of most of the symptoms of menopause including irritability, sleeplessness, hot flashes and night sweats.

Other products include Live Free™ (stress relief) and Live Young™ (anti-aging) targeted for women. These products are still in an early-stage of commercialization, and the Company expects to develop a sales and marketing roll-out strategy for each of these products in the future.

The Company plans product line extensions (in both soft chew and powder format) to address at least the following afflictions facing women:

+Heart health

+Prenatal libido

+Bone health

Relationship with Tiber Creek Corporation

The Company (through Live Brands Colorado) entered into an engagement agreement with Tiber Creek Corporation, a Delaware corporation (“Tiber Creek”), whereby Tiber Creek would provide assistance to the Company in effecting transactions for the Company to combine with a public reporting company, including: transferring control of such reporting company to Live Brands Colorado; preparing the business combination agreement; effecting the business combination; causing the preparation and filing of forms, including a registration statement, with the Securities and Exchange Commission; assist in listing its securities on a trading exchange; and assist in establishing and maintaining relationships with market makers and broker-dealers.

Under the agreement, Tiber Creek is entitled to receive cash fees from the Company. In addition, the Company’s then-current shareholders, Tiber Creek and MB Americus, LLC, a California limited liability company (“MB Americus”), were permitted to retain the aggregate total of 400,000 shares. The engagement agreement also provides that the shares held by Tiber Creek and MB Americus shall be included in the registration statement filed by the Company.

In general, Tiber Creek holds interests in inactive Delaware corporations which may be used by issuers (such as the Company) to reincorporate their business in the State of Delaware and capitalize the issuer at a level and in a manner (i.e. the number of authorized shares and rights and preferences of shareholders) that is appropriate for a public company. Otherwise, these corporations, such as Harrogate Acquisition Corporation (the former name of the Company), are inactive, and Tiber Creek does not conduct any business in such corporations.

James Cassidy and James McKillop (who is the sole owner of MB Americus, an affiliate of Tiber Creek) serve only as interim officers and directors of these corporations (such as Harrogate Acquisition Corporation) until such time as the changes of control in such corporations are effectuated to the ultimate registering issuers. As the role of Tiber Creek is essentially limited to preparing the corporate structure and organizing the Company for becoming a public company, the roles of Mr. Cassidy and Mr. McKillop are generally limited to facilitating such change of control and securities registration transactions.

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Strategic Partners and Suppliers

The Company believes that strategic partnerships will be a major component of the Company’s operating strategy and path to success. The Company hopes to work with several strategic partners in important areas of its business and operations. Currently, the Company has some strategic partners (noted below) and hopes to foster additional such relationships. The Company believes that the most important strategic partnerships will help (i) expand the Company’ product line and operations capabilities and (ii) identify and target new customers.

The Company has partnered with RF Technologies to foster product development. RF Technologies provides resources and capabilities to further the Company’s efforts to bolster the current product line and to develop the products in its pipeline.

The Company purchases its raw ingredients from nutrition pharmaceutical suppliers that have established supplier structures. The suppliers use natural supplies. The lead time for raw materials is typically two to four weeks, and accordingly, the Company generally maintains an inventory of one to two months’ supply of product on hand to meet anticipated customer demand.

The Company has contracted with an Food and Drug Administration approved manufacturing plant in Colorado to package the products of the Company. In addition, the Company has secured an arrangement with a warehouse located near to Boulder, Colorado to serve as the Company’s primary distribution facility.

As part of its plans to develop its international operations, the Company plans to work with sales agents and distributors worldwide to facilitate global sales and marketing of the Company’s products.

The Company has secured a partnership with Dr. Robert Gallo (Ob--Gyn, FACOG) to educate consumers on the efficacy of the Company’s products.

Governmental Regulations

The Company does not need or require any approval from government authorities or agencies in order to operate its regular business and operations. However, it is possible that any proposed expansion to the Company’s business and operations in the future would require government approvals.

Moreover, the production and marketing of the Company’s unique soft chews and powders, including contents, labels, and other packaging materials, are subject to the rules and regulations of various federal, provincial, state and local health agencies. If a regulatory authority finds that a current or future product or production run is not in compliance with any of these regulations, the Company may be fined, or production may be stopped, thus adversely affecting the Company’s financial conditions and operations. Similarly, any adverse publicity associated with any noncompliance may damage the Company’s reputation and its ability to successfully market its products.

Marketing and Sales

The Company has conducted limited advertising and marketing to date to reach new clients. The primary means of reaching customers to date has been through Internet, web strategies and online marketing activities (including social media). The Company has also spoken with and plans to retain outside advertising agencies and marketing partners to help the Company fulfill its goals to reach customers and sell its products.

The Company has, however, given substantial attention to constructing the marketing strategy and plans that it will use in order to grow its business and expand its customers. The Company eventually anticipates a significant budget and need for marketing activities. The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the Company’s products and platform.

The Company plans to market products via local and national radio, a corporate website, internet advertising, a short and long form direct response commercials, a public relations campaign, event sponsorships such as local and national Women’s events as well as an extensive social media campaign.

The Company launched a fully interactive ecommerce website in October of 2012. As a member, the consumer has the opportunity to share his/her story, to get expert medical and nutritional advice and get discounts on credible products that fit individual lifestyle needs. To further enhance consumers’ experience, the Live-Cool.com website provides a resources area, offering articles, research, product information and website links of interest to its customers. The website provides key information women have vocalized as critical to decision making process including product nutritional panels, resources that substantiate the ingredients used in each formula and an extensive FAQ area. The key to the website strategy will be combining a well designed front-end, with a back-end capable of capturing key web metrics (Google Analytics) and customer data for use in future marketing endeavors.

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The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. The sales team will be structured to align with target markets based on territory and customer patterns.

Marketing Plan

The Company intends to continue to build on its brand franchise by:

1.	Creation and launch of a 28 minute long form infomercial using an “A” rated celebrity.
2.	Expanding distribution and market presence via direct response radio and print.
3.	Expanding the Company’s social media and online advertising efforts.
4.	Expanding packaging options to include convenient travel-sized powder packets.
5.	Expanding distribution via select retail partners on a local and regional basis.

The Company also target obstetricians, gynecologists, internists and endocrinologists with a patient education program. The Company’s long-term plan is to bring the full line of its products to a retail presence.

Market strategy in an Internet retail business depends on recognition of expertise by the consumer. Utilizing search engine marketing, banner advertising, affiliates and all forms of social media networking will heighten further awareness. The Company utilizes Internet applications, such as Hittail, to help it understand how customers find out about the Company. The Company also uses technology services to stay in touch with new and existing customers via email. The Company’s referral program is automated and provides customers with specific codes and emails to forward to their friends to promote purchase and team points.

The Company’s management team plans to utilize direct marketing for the brand to establish that trust factor necessary for a brand to succeed at a retail level. The Company’s management also views affiliate marketing as a viable distribution method for its products. Affiliate advertising is a viable promotional channel for the Company’s products. Development of an affiliate sales force is advantageous because of the minimal cost structure (i.e. commissions are only paid when affiliates actually make a sale).

The key to the Company’s sales strategy is establishing trust with the target market by utilizing the experience and authority of people in the medical, scientific and nutrition arenas. The Company has secured a partnership with reputable ingredient suppliers and Dr. Robert Gallo to educate consumers on the efficacy of the Company’s products.

The Company plans to utilize direct response radio as a primary sales tool followed up by a 28 minute Direct Response TV Infomercial which brings the product right into the living rooms of women.

Revenues and Losses

Live Brands Colorado had revenues of $56,229 during the nine months ended September 30, 2013. During the period from July 9, 2012 (inception) to December 31, 2012, the Company had $6,436 of revenues.

Live Brands Colorado had net losses of ($392,594) during the nine months ended September 30, 2013, as compared to net losses of ($163,007) during the period from July 9, 2012 (inception) to December 31, 2012.

THE COMPANY

Employees and Organization

The Company presently has four full-time employees (which includes the Company’s officers). None of these employees have employment agreements with the Company.

The employees do not current receive benefits other than health benefits. The Company may offer additional fringe and welfare benefits in the future as the Company’s profits grow and/or the Company secures additional outside financing.

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Property

The Company’s headquarters are located in Longmont, Colorado.

The Company also has a conference location located in Boulder, Colorado.

Subsidiaries

The Company does not have any subsidiaries.

Intellectual Property

The Company does not hold any patents.

The Company owns the following trademarks (trademark name and the U.S. Patent and Trademark Office serial number of registration are listed below):

i.	Live – Serial #85702131
ii.	Live Cool – Serial # 85699051
iii.	Live Free – Serial# 85698813
iv.	Live Young – Serial# 85719194

Operations

The Company has contracted with an Food and Drug Administration approved manufacturing plant in Colorado to package the products of the Company. In addition, the Company has secured an arrangement with a warehouse located near to Boulder, Colorado to serve as the Company’s primary distribution facility.

The Company uses a third-party co-packing facility for its production needs. Currently, the Company uses Flavours Inc. located in Yorba Linda, California. Materials and ingredients are sourced from optimum reliable manufacturers located across the country and shipped to the west coast to ensure an expedient and low-cost process. Flavours Inc. is an FDA-certified beverage, chew and powder manufacturer. Production of finished goods requires a lead time of two to three weeks.

The Company’s current facilities have a three--month inventory on hand. To achieve high product quality standards, the Company focuses on inventory and logistics management from a centralized location in Colorado to ensure for quicker delivery to customers of products when ordered.

Operations Policies

Inventory: The Company plans to adhere to a high standard of quality when sourcing all ingredients, ensuring a credible and reliable U.S. point of distribution.

Manufacturing: The Company plans to partner with state of the art manufacturing facilities that are beneficial to the growth of the Company with technological, logistical, or operational advantages. Production of the Company’s products will be performed under all safety and quality regulations set forth by trade regulatory agencies while overseen by an employee of the Company.

Logistical: Distribution and warehousing of all ingredients, supplies, and finished goods will be resourced and managed to maintain a streamlined and efficient structure while being attentive to the Company’s financial structure.

Merchandising and Pricing: The pricing and merchandising efforts are designed to offer customers an affordable and easy-to-use monthly supply of product. The products are packaged in an attractive and easy package with focus on maintain a low price point

Guarantee: The Company offers its customers a 30-day money back satisfaction guarantee.

Warrants

Live Brands Colorado had outstanding warrants to purchase 231,000 shares of its common stock, and such warrants were converted (in the Merger) into warrants to purchase 231,000 shares of common stock of the Company.

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Summary Financial Information

As the Company had no operations or specific business plan until the Merger, the information presented below is with respect to Live Brands Colorado, which merged with and into the Company in February 2014 as a result of the Merger.

The statements of operations data for the period from July 9, 2012 (inception) to December 31, 2012, and the balance sheet data as of December 31, 2012, respectively, are derived from the audited financial statements of Live Brands Colorado and related notes thereto included herewith. The statement of operations data for the nine months ended September 30, 2013 provided below is derived from the unaudited financial statements of Live Brands Colorado and related notes thereto included herewith.

	Nine months ended September 30, 2013 (unaudited)	Period from July 9, 2012 (inception) to December 31, 2012
Statement of operations data
Revenue	$56,229	$6,436
Gross profit	$28,403	$(5,861)
Income (Loss) from operations	$(392,594)	$(163,007)
Net income (loss)	$(392,594)	$(163,007)

	At September 30, 2013 (unaudited)	At December 31, 2012
Balance sheet data
Cash	$0	$48,523
Other assets	$19,588	$38,689
Total assets	$19,588	$87,212
Total liabilities	$61,939	$36,219
Total stockholders’ equity (deficit)	$(42,351)	$50,993

Management’s Discussion and Analysis of Financial Condition and Results of Operations

References to the financial condition and performance of the Company below in this section “Management’s Discussions and Analysis of Financial Condition and Results of Operation” are to Live Brands Colorado.

The Company’s independent auditors have expressed substantial doubt as to the ability of the Company to continue as a going concern. Unless the Company is able to generate sufficient cash flow from operations and/or obtain additional financing, there is a substantial doubt as to the ability of the company to continue as a going concern.

Revenues and Losses

Live Brands Colorado had revenues of $56,229 during the nine months ended September 30, 2013. During the period from July 9, 2012 (inception) to December 31, 2012, the Company had $6,436 of revenues.

Live Brands Colorado had net losses of ($392,594) during the nine months ended September 30, 2013, as compared to net losses of ($163,007) during the period from July 9, 2012 (inception) to December 31, 2012.

Equipment Financing

The Company has no existing equipment financing arrangements.

Pricing

The Company believes that it maintains competitive pricing for its products. Currently, the Company offers its customers the option to try products on a 30-day basis with a money-back guarantee. A secondary option is to sign up for a trial period. The 30-day program is priced at $39.95, while the Company offers a longer 90-day plan for $79.95.

Potential Revenue

The Company expects to earn potential revenue from sales of its products to consumers.

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Alternative Financial Planning

The Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to expand its business plan or strategy will be jeopardized.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Capital Resources

As of September 30, 2013, the Company had no cash available.

The Company’s proposed business plans will necessitate additional capital and financing. Accordingly, the Company plans to raise some outside funding within the next one year, for the purposes of funding its business and plans.

There can be no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash on hand, the Company will be unable to implement its contemplated business plans and operations unless it obtains additional financing or otherwise is able to generate sufficient revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

To date, the Company has not suffered from a significant liquidity issue, but with minimal cash on hand at present it is possible that a liquidity problem could affect the Company in the near term.

The Company anticipates a significant budget for marketing activities as the Company expands and rolls out its products to broader market segments.

Discussion of the Nine Months ended September 30, 2013

The Company generated revenues of $56,229 during the nine month periods ending September 30, 2013.

During the nine months ended September 30, 2013, the Company posted a net loss of $392,594.

For the nine months ended September 30, 2013, the Company used $348,307 of cash in its operating activities.

The Company did not incur any capital expenditures during the nine months ended September 30, 2013, but did receive proceeds from the issuance of common stock for cash in the amount of $299,250.

Discussion of Period from July 9, 2012 (inception) through December 31, 2012

The Company generated revenues of $6,436 during the period from July 9, 2012 (inception) through December 31, 2012.

During the period from July 9, 2012 (inception) to December 31, 2012, the Company posted a net loss of $163,007.

For the period from July 9, 2012 (inception) through December 31, 2012, the Company used cash of $165,477 in its operating activities.

The Company did not incur any capital expenditures during the period from July 9, 2012 (inception) to December 31, 2012, but did receive proceeds from the issuance of common stock for cash in the amount of $214,000.

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Management

The following table sets forth information regarding the members of the Company’s board of directors and its officers:

Name	Age	Position	Year Commenced

Christopher J. Henry	61	CEO and Director	2013
Shannon M. Reagan	42	President and Director	2013
Efrain Mendoza	45	Vice President of Sales and Marketing	2013

Christopher J. Henry

Christopher Henry serves as Chief Executive Officer of the Company, and is also a director of the Company. Mr. Henry is a seasoned executive with an entrepreneurial spirit and a proven record of assembling first-class organizations. Mr. Henry was the founder and CEO of Live Brands Colorado from 2012 to the present. Previously, from 2008 to 2012, Mr. Henry was the Chief Operating Officer and founder of Beveragette Ventures LLC based in Sammamish, Washington. While at Beveragette, Mr. Henry developed a wellness beverage line designed specifically to help women aged 35 and over. He also launched a national via DTC (Direct to Consumer) marketing campaign via a 28 minute infomercial, and established the GEM® brand as the source for natural wellness solutions quickly growing consumer base to 60,000 within the first year of distribution while generating over $6.3 million in gross sales. Formerly, from 2005 to 2008, Mr. Henry was the founder and CEO of National Sales Advantage, Inc., a management consulting firm, based in Seattle, Washington. Previously, Mr. Henry was Vice President of Sales for Growth Channels for Mattel, Inc. in El Segundo, California from 2002 to 2005, and Vice President of North American Sales and Marketing for Diamond of California, based in Stockton, California, from 1998 to 2002. Before that, Mr. Henry was the Senior Vice President of Sales and Marketing for Azar Nut Company located in El Paso, Texas from 1994 to 1998. Mr. Henry holds a Bachelor’s degree in Criminology from the University of New York at Oswego.

Shannon M. Reagan

Shannon Reagan serves as President of the Company, and is also a director of the Company. Ms. Reagan is a results-oriented executive sales and marketing professional with over 20 years of experience in the consumer products industry. Ms. Reagan was the founder and President of Live Brands Colorado from 2012 to the present. Previously, from 2008 to 2012, Ms. Reagan was the President, CEO and founder of Beveragette Ventures LLC based in Sammamish, Washington. While at Beveragette, Ms. Reagan developed a wellness beverage line designed specifically to help women aged 35 and over. She also launched a national via DTC (Direct to Consumer) marketing campaign via a 28 minute infomercial, and established the GEM® brand as the source for natural wellness solutions quickly growing consumer base to 60,000 within the first year of distribution while generating over $6.3 million in gross sales. Formerly, from 2006 to 2008, Ms. Reagan was the founder and President of National Sales Advantage, Inc., a management consulting firm, based in Seattle, Washington. Previously, Ms. Regan was Director of National Account Sales for Mattel, Inc. in El Segundo, California from 2003 to 2006, and Senior Category Manager for Coca-Cola Enterprises based in Oakland, California, from 2002 to 2003. Before that, Ms. Reagan was the Senior Marketing Manager for Valassis Communications in Seal Beach, California from 1998 to 2000 and a National Planning Manager for Azar Nut Company in El Paso, Texas from 1994 to 1998. Ms. Reagan holds a Bachelor’s degree in Marketing from Saint Joseph’s University in Philadelphia, Pennsylvania.

Efrain Mendoza

Efrain Mendoza serves as Vice President of Sales and Marketing of the Company. Mr. Mendoza has been a Vice President of Sales and Marketing with Live Brands Colorado from 2012 to the present. Previously, from 2009 to 2012, Mr. Mendoza was the Vice President of Marketing and Operations at Beveragette Ventures LLC based in Seattle, Washington and El Paso, Texas. While at Beveragette, Mr. Mendoza managed a sales team and directed day-to-day internal operations as well as creating marketing strategies for the company. Formerly, from 2006 to 2009, Mr. Mendoza was the Director of Operations of National Sales Advantage, Inc., a management consulting firm, based in Seattle, Washington and El Paso, Texas. Previously, Mr. Mendoza was a marketing manager and sales analyst with various firms located in California and Texas. Mr. Mendoza holds a Bachelor of Science in Business Management from the University of Phoenix, with emphasis on marketing He was also in military service from 1989 to 1995 in the United States Marine Corps, stationed primarily in Yuma, Arizona, where he was an Avionics Technician.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company’s board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that there are no independent directors.

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Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings of a material nature in which the Company is a party.

Anticipated Officer and Director Remuneration

The Company pays reduced levels of compensation to its officers and directors at present. The Company intends to pay regular, competitive annual salaries to all its officers and directors and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches greater profitability, experiences larger and more sustained positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering additional cash and non-cash compensation to officers and directors. In addition, the Company anticipates that its officers and directors will be provided with additional fringe benefits and perquisites at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company may plan to offer 401(k) matching funds as a retirement benefit at a later time.

Certain Relationships and Related Transactions

James Cassidy, a partner in the law firm which acts as counsel to the Company, is the sole owner and director of Tiber Creek Corporation which owns 200,000 shares of the Company’s common stock. Tiber Creek is entitled to receive consulting fees from the Company and also holds shares of common stock in the Company. Tiber Creek and its affiliate, MB Americus LLC, a California limited liability company, each currently hold 200,000 shares in the Company.

James Cassidy and James McKillop, who is the sole officer and owner of MB Americus, LLC, were both formerly officers and directors of the Company. As the organizers and developers of Moosewood, Mr. Cassidy and Mr. McKillop were involved with the Company prior to the Mergers. In particular, Mr. Cassidy provided services to the Company without charge, including preparation and filing of the charter corporate documents and preparation of the registration statement for the Company.

The Company’s two directors (who are also officers), Mr. Henry and Ms. Reagan, are married.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date of this regarding the beneficial ownership of the Company’s common stock by each of the Company’s executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

Name	Position	Number of Shares of Common Stock	Percent of Class (1)

Christopher Henry	CEO and Director	3,740,000	30%

Shannon Reagan	President and Director	3,740,000	30%

Efrain Mendoza	Vice President of Sales and Marketing	500,000	4%

Gregory A. Raab (2)	5% shareholder	2,030,000	16%

Lisa A. Raab (2)	5% shareholder	2,030,000	16%

Total owned by officers and directors		7,980,000	64%

(1)	Based upon 12,518,625 shares outstanding as of the date of this report.
(2)	Represents shares owned by the Sinitsin Island Trust, U/A Dtd June 26, 2012. Gregory Raab and Lisa Raab are Trustees of such Trust.

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Risks and Uncertainties facing the Company

The Company earned minimal revenues during the recent quarter ended September 30, 2013, and the Company may experience losses in the near term. The Company needs to maintain a steady operating structure, ensuring that expenses are contained such that profits are consistently achieved. In order to expand the Company’s business, the Company would likely require additional financing. As an early-stage company, management of the Company must continually develop and refine its strategies and goals in order to execute the business plan of the Company on a broad scale and expand the business.

One of the biggest challenges facing the Company will be in securing adequate capital to continue to expand its business and build a larger scale and more efficient set of operations to commercialize its products. Secondarily, an ongoing challenge remains the maintenance of an efficient operating structure and business model. The Company must keep its expenses and the costs of employees at a minimum in order to generate a profit from the revenues that it receives. Third, in order to expand, the Company will need to continue implementing effective sales, marketing and distribution strategies to reach the intended end customers. The Company has devised its initial sales, marketing and advertising strategies, however, the Company will need to continue refinement of these strategies and also skillfully implement these plans in order to achieve ongoing and long-term success in its business. Fourth, the Company must continuously identify, attract, solicit and manage employee talent, which requires the Company to consistently recruit, incent and monitor various employees.

Due to financial constraints and the early stage of the Company’s life, the Company has to date conducted limited advertising and marketing to reach customers. In addition, the Company has not yet located the sources of funding to develop the Company on a broader scale through advertising, marketing or other major partnerships. If the Company were unable to locate such financing and/or later develop strong and reliable sources of potential customers and a means to efficiently reach customers, it is unlikely that the Company could develop its operations to return revenue sufficient to further develop its business plan.

Due to these and other factors, the Company’s need for additional capital, the Company’s independent auditors have issued a report raising substantial doubt of the Company’s ability to continue as a going concern.

Risk Factors

The Company has generated minimal revenues and no profits to date.

The Company has generated limited revenues and no profits to date. The business model of the Company involves significant costs, resulting in a low margin on revenues. Coupling this fact with operating expenses incurred by the Company, the Company has only generated a small amount of total revenues and no profits in the past. The Company hopes that as its business expands that the scale of the enterprise would result in a higher profit margin.

No assurance of continued market acceptance.

There is no assurance that the Company’s products or solutions will continued to meet with market acceptance. Moreover, there is no assurance that these products and solutions will continue to have any competitive advantages. Also, there is no assurance that the market reception will be positive. There can be no guarantee that the Company will not lose business to its existing or potential new competitors.

The Company’s independent auditors have issued a report raising a substantial doubt of the Company’s ability to continue as a going concern.

The Company’s independent auditors have issued a comment that unless the Company is able to generate sufficient cash flows from operations and/or obtain additional financing, there is a substantial doubt as to its ability to continue as a going concern.

The Company is an early-stage company with a limited operating history, and as such, any prospective investor may have difficulty in assessing the Company’s profitability or performance.

Because the Company is an early-stage company with a limited operating history, it could be difficult for any investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan. The Company has limited financial results upon which an investor may judge its potential. As a company still in the early stages of its life, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early-stage business. An investor will be required to make an investment decision based solely on the Company management’s history, its projected operations in light of the risks, the limited operations and financial results of the Company to date, and any expenses and uncertainties that may be encountered by one engaging in the Company’s industry.

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The Company is an early-stage company and has little experience in being a public company.

The Company is an early-stage company and as such has little experience in managing a public company. Such lack of experience may result in the Company experiencing difficulty in adequately operating and growing its business. Further, the Company may be hampered by lack of experience in addressing the issues and considerations which are common to growing companies. If the Company’s operating or management abilities consistently perform below expectations, the Company’s business is unlikely to thrive.

Reliance on third party agreements and relationships is necessary for development of the Company’s business.

The Company will need strong third party relationships and partnerships in order to develop and grow its business. The Company will be substantially dependent on these strategic partners and third party relationships.

The Company expects to incur additional expenses and may ultimately never be profitable.

The Company is an early-stage company and has a limited history of its operations. The Company will need to continue generating revenue in order to maintain sustained profitability. Ultimately, in spite of the Company’s best or reasonable efforts, the Company may have difficulty in generating revenues or remaining profitable.

The Company’s officers and five percent shareholders beneficially own a majority of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

The officers and five percent shareholders of the Company currently beneficially own of approximately 80% of the Company’s outstanding common stock. As such, they will be able to control most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

The Company does not have any independent directors.

All of the directors of the Company are executive officers and/or employees of the Company. As such, the Company does not have any independent oversight or administration of its management and operations. The Company’s decision-making may suffer from the lack of an independent set of directors, since only officers and employees of the Company will make all important decisions regarding the Company.

The Company depends on its management team to manage its business effectively.

The Company’s future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled management, operational and executive personnel. In particular, due to the relatively early stage of the Company’s business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company’s business plan. The loss of any officer’s services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, and as such would negatively impact the Company’s possible overall development.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate. Due to the potential wide scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar solutions. Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, product development and marketing resources than the Company possesses. These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences. These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its current and anticipated solutions are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area. However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margin and loss of market share. The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

12

The nutrition industry in general is highly competitive and this competition could adversely affect market share, revenue and business prospects.

The market for nutritional supplements generally is competitive, rapidly changing and highly sensitive to new product introductions and other market factors. Many of these companies who are much larger than us and have substantially greater financial resources already offer a range of supplements, which may give such them an advantage in marketing and selling competitive products they may decide to develop. Some of the companies which may compete with the Company in the future have more extensive research, sales, marketing, manufacturing, bottling and distribution capabilities and significantly greater technical and personnel resources, and may be better positioned to compete in an ever-changing industry. To be successful, the Company will need to promptly and successfully respond to any competitive developments. If, due to such pressure or other competitive threats, the Company is unable to sufficiently respond, the Company may be unable to achieve its current revenue and financial targets. As a means of expanding its footprint, the Company intends to introduce product extensions and additional brands. There can be no assurance that the Company will be able to do so or that other companies will not be more successful in this regard over the long term. Competition, particularly from companies with greater financial and marketing resources, may have a material adverse affect on business and prospects.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the potential demand for the Company’s products over the longer term. The Company has conducted no marketing studies regarding whether its business would continue to be marketable. No assurances can be given that upon marketing, sufficient customer markets and business segments can be developed to sustain the Company’s operations on a continued basis.

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations. Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations. Any such liability which might arise could be substantial and may exceed the assets of the Company. The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

Intellectual property and/or trademark protection may be inadequate.

The Company has applied for intellectual property and trademark protection in aspects of its business. There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services. Further, there is no guarantee that current patents and other intellectual property adequately protect the Company or its business and operations.

It is difficult to predict initial production needs when products are sold by direct infomercial-marketing.

The Company expects to initially market products by engaging in a direct response marketing campaign through nationally via a 28-minute television infomercial, radio and via the Internet. The demand for products marketed in this manner is difficult to predict, and the Company may find that our available products for distribution fall short of the demand once the infomercial is aired. A significant back-log of orders could harm the Company’s business and prospects.

The Company depends on third-parties to manufacture and package its products, and cannot be assured that the Company can maintain favorable relationships with these third-parties. Even though the Company’s products are manufactured to its specifications, the Company does not own the plant and equipment required to manufacture and package the Company’s products and do not anticipate owning or operating such facilities in the near future. As a consequence, the Company depends on third-party or contract packers to produce its products.

The Company’s ability to attract and maintain effective relationships with contract packers for the production and delivery of the Company’s products in a particular geographic distribution area is important to the achievement of successful operations within each distribution area. Accordingly, there is no assurance that the Company will be able to establish and maintain favorable economic relationships with necessary contract packers. The failure to establish and maintain effective relationships with contract packers for a distribution area would likely prevent the Company from successfully selling its products in that area or materially reduce profits realized from the sale of the Company’s products in that area.

13

Further, as is customary in the contract packing industry for comparably sized companies, the Company is expected to arrange for its contract packing needs sufficiently in advance of anticipated requirements. To the extent demand for the Company’s products exceeds available inventory and the capacities of its contract packing arrangements, the Company will be unable to fulfill orders on demand. Conversely, there is a risk that the Company may produce more product than warranted by the actual demand resulting in higher storage costs, as well as the potential unavailability of adequate storage facilities to meet inventory levels, and the potential risk of inventory spoilage. The Company’s failure to accurately predict its contract packaging requirements may impair relationships with its independent distributors and key accounts, which, in turn, would likely have a material adverse affect on the Company.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to rapidly changing preferences of the marketplace and its customers. The needs of customers are subject to constant change, as customer preferences and needs are as quick to change as are the habits and preferences of customers. Although the Company intends to continue to develop and improve its products to meet changing customer needs of the marketplace, there can be no assurance that funds for such expenditures will be available or that the Company’s competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts. The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features and functions of its services. In the Company’s industry, failure by a business to adapt to the changing needs and demands of customers is likely to render the business obsolete.

Shares of common stock in the Company may be subject to resale restrictions imposed by Rule 144 of the Securities and Exchange Commission

The shares of common stock held by current shareholders are considered “restricted securities” subject to the limitations of Rule 144 under the Securities Act. In general, securities may be sold pursuant to Rule 144 after being fully-paid and held for more than 12 months. Shares purchased in this Offering may be subject to Rule 144 resale restrictions, and accordingly, investors may be subject to such resale limitations.

ITEM 3.02	Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale. Furthermore, no underwriters participated or effectuated any of the transactions specified below. Also, no underwriting discounts or commissions applied to any of the transactions set forth below. All potential investors were contacted personally and possessed at the time of their investment bona fide substantive, pre-existing business relationships with the Company and/or its officers, directors and affiliates. No potential investors were contacted through other means, and no general advertising or general solicitation was used to solicit any investors.

(1) On July 31, 2012, 10,000,000 shares of common stock were issued to Tiber Creek Corporation for total consideration paid of $1,000.00. Subsequently, on May 7, 2013, the Company redeemed an aggregate of 9,800,000 of these shares for the redemption price of $980.00

(2) On July 31, 2012, 10,000,000 shares of common stock were issued to MB Americus, LLC for total consideration paid of $1,000.00. Subsequently, on May 7, 2013, the Company redeemed an aggregate of 9,800,000 of these shares for the redemption price of $980.00

(3) On May 8, 2013, 500,000 shares of common stock were issued by the Company to Christopher Henry pursuant to a change of control in the Company.

(4) On May 8, 2013, 500,000 shares of common stock were issued by the Company to Shannon Reagan pursuant to a change of control in the Company.

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(5) From August 1, 2013 to February 10, 2014, 2,088,625 shares of common stock were issued by the Company pursuant to executed subscription agreements or in connection with shares issued to officers and/or consultants in connection with their services for the Company.

(6) On February 10, 2014, the Company issued 9,030,000 shares of common stock in connection with the Merger to shareholders of Live Brand Colorado.

ITEM 5.06	Change in Shell Company Status

The Company has merged with Live Brands Colorado, which has a defined business plan, and accordingly, the Company has commenced operations.

ITEM 9.01	Financial Statements and Exhibits

The audited financial statements of Live Brands Inc., including balance sheets as of December 31, 2012, and the related statements of operations, changes in members’ equity (deficit), and cash flows for the period from July 9, 2012 (inception) through ended December 31, 2012, are included herewith.

Exhibits

2.1	Agreement and Plan of Merger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

LIVE BRANDS, INC.

Date: February 10, 2014	/s/ Shannon Reagan
President

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LIVE BRANDS, INC.

FINANCIAL STATEMENTS

September 30, 2013

INDEX TO FINANCIAL STATEMENTS

Condensed Balance Sheets as of September 30, 2013 (Unaudited) and December 31, 2012 (Audited)	2

Condensed Statements of Operations for the three and nine months ended September 30, 2013 and the period from July 9, 2012 (Inception) to September 30, 2012 (Unaudited)	3

Condensed Statements of Cash Flows for the nine months ended September 30, 2013 and the period from July 9, 2012 (Inception) to September 30, 2012 (Unaudited)	4

Notes to Condensed Financial Statements (Unaudited)	5

LIVE BRANDS, INC
BALANCE SHEETS

	September 30,	December 31,
	2013	2012
	(Unaudited)	(Audited)

ASSETS

Current Assets
Cash	$-	$48,523
Inventory	19,588	38,689

Total Current Assets	19,588	87,212

Total Assets	$19,588	$87,212

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Bank Overdraft	$534	$-
Accounts payable and accrued expenses	61,405	36,219

Total Current Liabilities	61,939	36,219

Commitments and contingencies

Stockholder's Equity (Deficit)
Common stock, 10,100,000 shares authorized $0.001 par value, 10,056,500 and 9,458,000 shares issued and outstanding at September 30, 2013 and December 31, 2012	10,057	9,458
Discount on common stock issued to founders	(9,030)	(9,030)
Additional paid-in capital	512,224	213,572
Accumulated deficit	(555,601)	(163,007)

Total Stockholder's Equity (Deficit)	(42,350)	50,993

Total Liabilities and Stockholders' Equity (Deficit)	$19,588	$87,212

See accompanying notes to financial statements.

LIVE BRANDS, INC
STATEMENTS OF OPERATIONS
(Unaudited)

	For the nine months ended September 30, 2013	For the period from July 9, 2012 (inception) to September 30, 2012

Revenues	$56,229	$-

Cost of Goods Sold	27,826	4,715

Gross Profit	28,403	(4,715)

Operating Expenses
General and administrative	420,997	266,096
	420,997	266,096

Loss before income taxes	(392,594)	(270,811)

Provision for income taxes	-

Net Loss	$(392,594)	$(270,811)

Loss per share-basic and diluted	$(0.04)	$(0.03)

Weighted average shares-basic and diluted	9,973,573	9,310,000

See accompanying notes to financial statements.

LIVE BRANDS, INC
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the nine months ended September 30, 2013	For the period from July 9, 2012 (inception) to September 30, 2012
OPERATING ACTIVITIES:
Net loss	$(392,594)	$(270,812)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory	19,101	-
Accounts payable and accrued expenses	25,186	12,192
Credit card payable	-	15,000

Net cash used in operating activities	(348,307)	(243,620)

FINANCING ACTIVITIES:
Increase in bank overdraft	534	-
Proceeds from issuance of common stock for cash	299,250	328,322

Net cash provided by financing activities	299,784	328,322

Net increase (decrease) in cash	(48,523)	84,702

CASH AT BEGINNING OF PERIOD	48,523	-

CASH AT END OF PERIOD	$-	$84,702

See accompanying notes to financial statements.

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

1.	ORGANIZATION AND Nature of Operations

Live Brands, Inc. (the "Company") was incorporated on July 9, 2012 in the State of Colorado. The Company is a branded nutraceuticals marketing company focused on high growth, innovative natural products that are positioned to health conscious consumers. The Company offers a product portfolio to help women naturally address issues such as menopause, stress, aging, heart health, libido and PMS. The Company markets and sells its products through their web-sites www.Livebrands.org, www.Live-Cool.com, www.ILiveStressFree.com and www.I-Live-Young.com. In 2013, the Company changed its state of incorporation to Delaware.

2.	BASIS OF PRESENTATION AND GOING CONCERN

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and do not include all the notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation of the financial statements have been included. The results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. As mentioned under Note 1 above, the Company was incorporated on July 9, 2012; accordingly the presentation of the financial statements does not include a comparative interim period for the nine months ended September 30, 2012.

The Company sustained an operating loss during the nine months ended September 30, 2013. As of September 30, 2013, the Company has accumulated a deficit of $555,601. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtain additional financing, as may be required.

The accompanying unaudited condensed financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

Management plans for the remainder of 2013 and beyond is to increase their customer base to generate more revenues; but future revenues are uncertain. If no increased revenue can be generated in the future, the Company may have to reduce its operating expenses and to seek additional funding through debt and/or equity offerings.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying condensed financial statements.

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash Equivalents

Cash equivalents consist of amounts held as bank deposits and highly liquid debt instruments purchased with an original maturity of three months or less. The Company had no cash equivalents as of September 30, 2013 and December 31, 2012.

Use of Estimates

The preparation of the condensed financial statements in conformity with GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the condensed financial statements and the reported amounts of revenues and expenses during the reporting period. The assumptions used by management in future estimates could change significantly due to changes in circumstances, including, but not limited to, challenging economic conditions. Accordingly, future estimates may differ significantly.

Revenue Recognition

Sales are recognized upon shipment and passage of title. This is when the customer has made the fixed commitment to purchase the goods, the products are shipped per the customers’ instructions, the sales price is fixed and determinable, and collection is reasonably assured. The Company accrues for estimated returns at the time of sale. The Company accounts for certain promotional allowances such as consumer coupons and rebates as a reduction of sales. Accrual for estimated returns and promotional allowances amounted to $1,431 for the nine months ended September 30, 2013.

Concentrations

The Company currently maintains substantially all of its cash with major financial institutions. At times, cash balances may be in excess of the amounts insured by the Federal Deposit Insurance Corporation.

Marketing and Advertising Expenses

The Company expenses the cost of marketing and advertising as incurred. Marketing and advertising expenses amounted to $129,390 for the nine months ended September 30, 2013.

Fair Value Measurements

ASC 820, “Fair Value Measurements”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets or liabilities; Level 2, inputs other than level one that are either directly or indirectly observable such as quoted prices for identical or similar assets or liabilities on markets that are not active; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net Loss per Common Share

The Company computes net loss per share in accordance with ASC 260, "Earnings per Share." ASC 260 requires presentation of both basic and diluted loss per share on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive.

Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740, “Accounting for Income Taxes”, as of its inception. Pursuant to ASC 740 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

Share-Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, warrants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. There were no share-based payment arrangements issued as a form of compensation during the nine months ended September 30, 2013.

Recent Accounting Pronouncements – Adopted

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards, ASU Topic 820, Fair Value Measurement (“ASU 2011-04”), to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. ASU 2011-04 is effective in the first quarter of fiscal year 2012. The Company’s adoption of ASU 2011-04 in fiscal year 2012 had no significant impact on its results of operations or financial condition.

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements – Adopted (Continued)

Effective January 2013, we adopted FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (ASU 2011-11). The amendments in ASU 2011-11 require the disclosure of information on offsetting and related arrangements for financial and derivative instruments to enable users of its financial statements to understand the effect of those arrangements on its financial position. Amendments under ASU 2011-11 will be applied retrospectively for fiscal years, and interim periods within those years, beginning after January 1, 2013. The adoption of this update did not have a material impact on the financial statements.

Recent Accounting Pronouncements – Not Adopted

In July, 2013, the FASB has issued ASU No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force)(“ASU 2013-11”). ASU 2013-11 applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted.

Other recent pronouncements issued by FASB (including its Emerging Task Force and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

INVENTORY

Inventories are stated at the lower of weighted average cost or market. Weighted average cost is determined on a first-in, first-out basis. Inventories at September 30, 2013 and December 31, 2012 consisted of the following:

	September 30,	December 31,
	2013	2012
	(unaudited)
Raw Materials	$15,407	$17,304
Finished Goods	4,182	21,385
	19,588	38,689

Less reserve for obsolete inventory	-	-
	$19,588	$38,689

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

5.	INCOME TAXES

Our provision for income taxes for the period from July 9, 2012 (Inception) to September 30, 2013 was as follows (using our blended effective Federal and State income tax rate of 35.0%):

Deferred Tax Provision:
Federal and state
Net loss carryforwards	$(555,601)
Change in valuation allowance	555,601
Total deferred tax provision	$-

Deferred tax assets at September 30, 2013 consisted of the following:

Deferred tax assets:
Net operating loss carryforwards	$194,460
Valuation allowance	(194,460)
Net deferred tax assets	$-

Internal Revenue Code Section 382 and similar California rules place a limitation on the amount of taxable income that can be offset by net operating loss carryforwards (“NOL”) after a change in control (generally greater than a 50% change in ownership). Transactions such as planned future sales of our common stock may be included in determining such a change in control. These factors give rise to uncertainty as to whether the net deferred tax assets are realizable. We have approximately $555,601 in NOL as of September 30, 2013 that will begin to expire in 2032 for federal and state purposes and could be limited for use under IRC Section 382. We have recorded a valuation allowance against the entire net deferred tax asset balance due because we believe there exists a substantial doubt that we will be able to realize the benefits due to our lack of a history of earnings and due to possible limitations under IRC Section 382. A reconciliation of the expected tax benefit computed at the U.S. federal and state statutory income tax rates to our tax benefit for the period from July 9, 2012 (inception) to September 30, 2013 is as follows:

Federal income tax rate at 35%	$194,460	35.00%
State income tax, net of federal benefit	-	-%
Change in valuation allowance	$(194,460)	-35.00%

Benefit for income taxes	$(0)	-%

We file income tax returns in the U.S. with varying statutes of limitations. Our policy is to recognize interest expense and penalties related to income tax matters as a component of our provision for income taxes. There were no accrued interest and penalties associated with uncertain tax positions as of September 30, 2013. We have no unrecognized tax benefits and thus no interest or penalties included in the financial statements.

LIVE BRANDS, INC
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2013
(Unaudited)

6.	EQUITY

In July 2012, the Company issued 9,030,000 shares of common stock to the Company’s founders for no consideration. As a result of this transaction, the Company recorded a discount on common stock of $9,030 due to issuance of stock below $0.001 par value.

During the period from July 9, 2012 (inception) to December 31, 2012, and in connection with a private placement memorandum, the Company sold 428,000 units for $0.50 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.5 shares of common stock for up to seven years at $0.50 per share, to investors, resulting in proceeds to us of $214,000.  In connection with such sales, warrants to purchase 214,000 shares of common stock were issued to these same purchasers.  There were no commissions paid with respect to these sales.

During the period from January 1, 2013 to September 30, 2013, and in connection with a private placement memorandum, the Company sold 598,500 units for $0.50 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.5 shares of common stock for up to seven years at $0.50 per share, to investors, resulting in proceeds to us of $299,250.  In connection with such sales, warrants to purchase 231,000 shares of common stock were issued to these same purchasers.  There were no commissions paid with respect to these sales.

Since the warrants were issued in connection with a private placement and sale of the Company’s common stock, there were no accounting impact related to the issuance of warrants on the accompanying financial statements  Additionally, the associated warrants were valued using the Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.15%-0.16%, dividend yield of 0%, volatility factors of the expected market price of common stock of 99%-241%, and an expected life of 1 year.  As mentioned above, the aggregate fair value of $82,678 and $43,725 for the periods from July 9, 2012 (inception) to December 31, 2012 and for the nine months ended September 30, 2013, respectively, has not been reflected in the financial statements due to the nature of the transaction.

LIVE BRANDS, INC.

FINANCIAL STATEMENTS

December 31, 2012

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Live Brands, Inc.

We have audited the accompanying balance sheet of Live Brands, Inc (the “Company”), as of December 31, 2012 and the related statements of operations, stockholders’ equity, and cash flows for the period from July 9, 2012 (inception) to December 31, 2012.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatements.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  Our audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Live Brands, Inc., as of December 31, 2012 and the results of its operations and cash flows for the period from July 9, 2012 (inception) to December 31, 2012 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred an accumulated deficit and net loss of $163,007 from Inception to December 31, 2012. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP

Newport Beach, California

September 10, 2013

LIVE BRANDS, INC
BALANCE SHEET
DECEMBER 31, 2012

ASSETS

Current Assets
Cash	$48,523
Inventory	38,689

Total Current Assets	87,212

Total Assets	$87,212

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$36,219

Total Current Liabilities	36,219

Commitments and contingencies

Stockholder's Equity
Common stock, 10,000,000 shares authorized $0.001 par value, 9,458,000 shares issued and outstanding at December 31, 2012	9,458
Discount on common stock issued to founders	(9,030)
Additional paid-in capital	213,572
Accumulated deficit	(163,007)

Total Stockholder's Equity	50,993

Total Liabilities and Stockholders' Equity	$87,212

See accompanying notes to financial statements.

LIVE BRANDS, INC
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JULY 9, 2012 (inception) TO DECEMBER 31, 2012

Revenues	$6,436

Cost of Goods Sold	12,297

Gross Profit (Loss)	(5,861)

Operating Expenses
General and administrative	157,146
157,146

Loss before income taxes	(163,007)

Income taxes	-

Net Loss	$(163,007)

Loss per share-basic and diluted	$(0.02)

Weighted average shares-basic and diluted	9,159,808

See accompanying notes to financial statements.

LIVE BRANDS, INC
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM JULY 9, 2012 (inception) TO DECEMBER 31, 2012

				Additional		Total
	Common Stock		Discount on	Paid-In	Accumulated	Stockholders'
	Shares	Amount	Common Stock	Capital	Deficit	Equity

Balance July 9, 2012 (inception)	-	$-	$-	$-	$-	$-

Issuance of common shares to founders	9,030,000	9,030	(9,030)	-	-	-

Issuance of common shares for cash at $0.50	428,000	428	-	213,572		214,000

Net loss	-	-	-	-	(163,007)	(163,007)

Balance-December 31, 2012	9,458,000	$9,458	$(9,030)	$213,572	$(163,007)	$50,993

See accompanying notes to financial statements.

LIVE BRANDS, INC
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JULY 9, 2012 (inception) TO DECEMBER 31, 2012

OPERATING ACTIVITIES:
Net loss	$(163,007)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory	(38,689)
Accounts payable and accrued expenses	36,219

Net cash used in operating activities	(165,477)

FINANCING ACTIVITIES:
Proceeds from issuance of common stock for cash	214,000

Net cash provided by financing activities	214,000

Net Increase in cash	48,524

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$48,523

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common shares issued to founders	$9,030

See accompanying notes to financial statements.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

1.	ORGANIZATION AND Nature of Operations

Live Brands, Inc. (the "Company") was incorporated on July 9, 2012 in the State of Colorado. The Company is a branded nutraceuticals marketing company focused on high growth, innovative natural products that are positioned to health conscious consumers. The Company offers a product portfolio to help women naturally address issues such as menopause, stress, aging, heart health, libido and PMS. The Company markets and sells its products through their web-sites www.Livebrands.org, www.Live-Cool.com, www.ILiveStressFree.com and www.I-Live-Young.com. In 2013, the Company changed its state of incorporation to Delaware.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Cash Equivalents

Cash equivalents consist of amounts held as bank deposits and highly liquid debt instruments purchased with an original maturity of three months or less. The Company had no cash equivalents as of December 31, 2012.

Use of Estimates

The preparation of the financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The assumptions used by management in future estimates could change significantly due to changes in circumstances, including, but not limited to, challenging economic conditions. Accordingly, future estimates may differ significantly.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Sales are recognized upon shipment and passage of title. This is when the customer has made the fixed commitment to purchase the goods, the products are shipped per the customers’ instructions, the sales price is fixed and determinable, and collection is reasonably assured. The Company accrues for estimated returns at the time of sale. The Company accounts for certain promotional allowances such as consumer coupons and rebates as a reduction of sales. Accrual for estimated returns and promotional allowances amounted to $0 for the period from July 9, 2012 (inception) to December 31, 2012.

Concentrations

The Company currently maintains substantially all of its cash with major financial institutions. At times, cash balances may be in excess of the amounts insured by the Federal Deposit Insurance Corporation.

Marketing and advertising expenses

The Company expenses the cost of marketing and advertising as incurred. Marketing and advertising expenses amounted to $48,576 for the period from July 9, 2012 to December 31, 2012.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

ASC 820, “Fair Value Measurements”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets or liabilities; Level 2, inputs other than level one that are either directly or indirectly observable such as quoted prices for identical or similar assets or liabilities on markets that are not active; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Net Loss per Common Share

The Company computes net loss per share in accordance with ASC 260, "Earnings per Share" (“EPS”). ASC 260 requires presentation of both basic and diluted loss per share on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential common shares if their effect is anti-dilutive.

Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740, “Accounting for Income Taxes”, as of its inception. Pursuant to ASC 740 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Share-Based Payment Arrangements

Generally, all forms of share-based payments, including stock option grants, warrants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. There were no share-based payment arrangements issued as a form of compensation during the period from July 9, 2012 (inception) to December 31, 2012.

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet generated enough revenues from its operations. The lack of cash, continued losses and stockholders’ deficit raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, capital resources. Management plans is to continue their marketing and sales efforts to increase revenues as well as seeking additional financings through private placements or going public transaction. Management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually obtain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the company is unable to continue as a going concern.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements – Adopted

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards, ASU Topic 820, Fair Value Measurement (“ASU 2011-04”), to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. ASU 2011-04 is effective in the first quarter of fiscal year 2012. The Company’s adoption of ASU 2011-04 in fiscal year 2012 had no significant impact on its results of operations or financial condition.

Effective January 2013, we adopted FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (ASU 2011-11). The amendments in ASU 2011-11 require the disclosure of information on offsetting and related arrangements for financial and derivative instruments to enable users of its financial statements to understand the effect of those arrangements on its financial position. Amendments under ASU 2011-11 will be applied retrospectively for fiscal years, and interim periods within those years, beginning after January 1, 2013. The adoption of this update did not have a material impact on the financial statements.

Recent Accounting Pronouncements – Not Adopted

In July, 2013, the FASB has issued ASU No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force)(“ASU 2013-11”). ASU 2013-11 applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted.

Other recent pronouncements issued by FASB (including its Emerging Task Force), the American Institute of Certified Public Accountants, and the United States Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

3.	INVENTORY

Inventories are stated at the lower of weighted average cost or market. Weighted average cost is determined on a first-in, first-out basis. Inventories at December 31, 2012 consisted of the following:

Raw materials	$17,304
Finished goods	21,385
38,689
Less reserve for obsolete inventory	–

$38,689

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

4.	INCOME TAXES

Our provision for income taxes for the period from July 9, 2012 (inception) to December 31, 2012 was as follows (using our blended effective Federal and State income tax rate of 35.0%):

Current Tax Provision:
Federal and state
Taxable income	$-
Total current tax provision	$-

Deferred Tax Provision:
Federal and state
Net loss carryforwards	$163,000
Change in valuation allowance	(163,000)
Total deferred tax provision	$-

Deferred tax assets at December 31, 2012 consisted of the following:

Deferred tax assets:
Net operating loss carryforwards	$57,000

Valuation allowance	(57,000)

Net deferred tax assets	$-

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

4.	INCOME TAXES (continued)

Internal Revenue Code Section 382 and similar California rules place a limitation on the amount of taxable income that can be offset by net operating loss carryforwards (“NOL”) after a change in control (generally greater than a 50% change in ownership). Transactions such as planned future sales of our common stock may be included in determining such a change in control. These factors give rise to uncertainty as to whether the net deferred tax assets are realizable. We have approximately $163,000 in NOL at December 31, 2012 that will begin to expire in 2032 for federal and state purposes and could be limited for use under IRC Section 382. We have recorded a valuation allowance against the entire net deferred tax asset balance due because we believe there exists a substantial doubt that we will be able to realize the benefits due to our lack of a history of earnings and due to possible limitations under IRC Section 382. A reconciliation of the expected tax benefit computed at the U.S. federal and state statutory income tax rates to our tax benefit for the period from July 9, 2012 (inception) to December 31, 2012 is as follows:

Federal income tax rate at 35%	$57,000	35.0%
State income tax, net of federal benefit	-	-%
Change in valuation allowance	(57,000)	(35.0)%

Benefit for income taxes	$-	-%

We file income tax returns in the U.S. with varying statutes of limitations. Our policy is to recognize interest expense and penalties related to income tax matters as a component of our provision for income taxes. There were no accrued interest and penalties associated with uncertain tax positions as of December 31, 2012. We have no unrecognized tax benefits and thus no interest or penalties included in the financial statements.

5.	EQUITY

In July 2012, the Company issued 9,030,000 shares of common stock to the Company’s founders for no consideration. As a result of this transaction, the Company recorded a discount on common stock of $9,030 due to issuance of stock below $0.001 par value.

LIVE BRANDS, INC
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

5.	EQUITY (continued)

During the period from July 9, 2012 (inception) to December 31, 2012, and in connection with a private placement memorandum, the Company sold 428,000 units for $0.50 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.5 shares of common stock for up to seven years at $0.50 per share, to investors, resulting in proceeds to us of $214,000.  In connection with such sales, warrants to purchase 214,000 shares of common stock were issued to these same purchasers.  There were no commissions paid with respect to these sales.

Since the warrants were issued in connection with a private placement and sale of Company’s common stock, there were no accounting impact related to the issuance of warrants on the accompanying financial statements  Additionally, the associated warrants were valued using the Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.16%, dividend yield of 0%, volatility factors of the expected market price of common stock of 241%, and an expected life of 1 year.  As mentioned above, the aggregate fair value of $82,678 has not been reflected in the accompanying financial statements due to the nature of the transaction.

6.	SUBSEQUENT EVENTS

During the period from January 31, 2013 to June 30, 2013, and in connection with a private placement memorandum, the Company sold 442,000 units for $0.50 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.5 shares of common stock for up to seven years at $0.50 per share, to investors, resulting in proceeds to us of $221,000.  In connection with such sales, warrants to purchase 221,000 shares of common stock were issued to these same purchasers.  There were no commissions paid with respect to these sales.

In June 2013, the Company sold 100,000 shares of common stock at a price of $0.50 per share.

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